SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of earliest event reported)
                                 August 6, 2003

                            NTN COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                        001-11460                31-1103425
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

         5966 LA PLACE COURT
        CARLSBAD, CALIFORNIA                                      92008
(Address of Principal Executive Offices)                       (Zip Code)


                                 (760) 438-7400
              (Registrant's telephone number, including Area Code)

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ITEM 7  EXHIBITS.

   Exhibit
   NUMBER                             DESCRIPTION
 ----------  ------------------------------------------------------------------

     99.1    Press release issued by NTN Communications, Inc. on August 6, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

On August 6, 2003, NTN Communications, Inc. issued a press release announcing its financial results for the quarter and six months ended June 30, 2003. The press release is attached hereto as Exhibit 99.1. The information in this report and the attached exhibit is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.



                                       2
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NTN COMMUNICATIONS, INC.


                                  By:      /S/ JAMES B. FRAKES
                                  ---------------------------------------------
                                          James B. Frakes
                                          Chief Financial Officer


Date:  August 6, 2003







                                       S-1
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                                  EXHIBIT INDEX

   Exhibit
   NUMBER                             DESCRIPTION
 ----------  ------------------------------------------------------------------

     99.1    Press release issued by NTN Communications, Inc. on August 6, 2003.